Exhibit 99

On November 13, 2003, O’Sullivan filed its Form 10-Q for the quarter ended September 30, 2003. A copy of the correct Form 10-Q in Adobe Acrobat (pdf) format is furnished as Exhibit 99 to this report and is incorporated herein by reference.